                                                                    EXHIBIT 10.8

                                 FIRST AMENDMENT
                                       TO
                             COOPER INDUSTRIES, INC.
                  SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN
                          (AUGUST 1, 1998 RESTATEMENT)

         WHEREAS, effective as of July 1, 1986, Cooper Industries, Inc. (hereinafter referred to as the "Company") established the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan for the benefit of a select group of management employees employed by the Company or an affiliate thereof whose benefits under the Cooper Industries, Inc. Retirement Savings Plan and Stock Ownership Plan (formerly known as the Cooper Industries, Inc. Employees' Savings Plan) were limited by the provisions of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, effective as of August 1, 1998, the Plan was restated; and

         WHEREAS, due to the elimination of Supplemental Contributions and the increase of the allowable percentage of Basic Contributions under the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan, certain provisions of the Plan should be revised;

         NOW, THEREFORE, effective as of December 31, 1999, the Plan is hereby amended in the respects hereinafter set forth.

         1. Paragraph (20) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (20) The term "SUPPLEMENTAL CONTRIBUTIONS" shall mean the employee contributions made under the Cooper Savings Plan by a Participant prior to December 31, 1999.

         2. Paragraph (23) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (23) The term "SUPPLEMENTAL POST-TAX ACCOUNT" shall mean the Separate Account in which Supplemental Post-Tax Contributions were credited pursuant with the provisions of the Plan and 4.1 of the Plan prior to December 31, 1999.

         3. Paragraph (24) of Section 1.1 of the Plan is hereby amended to provide as follows:

                           (24)     The term "SUPPLEMENTAL POST-TAX
         CONTRIBUTIONS" shall mean the contributions credited to a Participant under the Plan prior to December 31, 1999.

         4. Section 2.1 of the Plan is hereby amended to provide as follows:

                           2.1 ELIGIBILITY TO PARTICIPATE. Any select management and highly compensated employee of an Employer (i) whose Compensation exceeds the limitation applicable to elective deferrals under Sections 402(g)(5) and 415(d) of the Code multiplied by 10, and whose retirement benefits are limited under the Cooper

         Savings Plan by the provisions of Section 401(a)(17) or Section 415 of the Code or (ii) who participates in the Cooper Deferral Plan as well as the Cooper Savings Plan shall become a Participant in the Plan automatically upon such limitation or participation.

         5. Section 3.2 of the Plan is hereby amended to provide as follows:

                           3.2 SUPPLEMENTAL BASIC CONTRIBUTIONS. The Supplemental Basic Account of each Participant shall be credited monthly with Supplemental Basic Contributions equal to the Basic Contributions that would have been contributed to the Cooper Savings Plan on his behalf for a month except for the provisions of Sections 401(a)(17) and 415 of the Code and that were deferred from his Compensation in accordance with a duly executed and filed Compensation reduction authorization form; provided, however, that in no event shall Supplemental Basic Contributions when added to the amount of Basic Contributions for such Participant for such month under the Cooper Savings Plan exceed the maximum percentage of such Participant's Compensation permitted to be deferred under the Cooper Savings Plan on behalf of such Participant. Prior to December 31, 1999, Supplemental Basic Contributions attributable to Supplemental Contributions deemed to be Basic Contributions were credited to the pre-tax Supplemental Basic Account of the Participant and prior to January 1, 1994, Supplemental Basic Contributions attributable to Supplemental Contributions deemed to be Basic Contributions were credited to the post-tax Supplemental Basic Account of the Participant.

         6. Section 3.3 of the Plan is hereby amended to provide as follows:

                           3.3 SUPPLEMENTAL POST-TAX CONTRIBUTIONS. Effective as of December 31, 1999, no Supplemental Post-Tax Contributions shall be made under the Plan.

         7. Paragraph (d) of Section 4.1 of the Plan is hereby amended to provide as follows:

                  (d) a Supplemental Post-Tax Account which shall reflect the Supplemental Post-Tax Contributions credited to a Participant prior to December 31, 1999, and any interest credited thereon pursuant to Section 4.2.

                  Adopted December 16, 1999, and executed at Houston, Texas this 20th day of December, 1999.

                                  COOPER INDUSTRIES, INC.

                                  By: David R. Sheil
                                      -------------------------------------
                                  Title: Senior Vice President,
                                         Human Resources

                                SECOND AMENDMENT
                                       TO
                             COOPER INDUSTRIES, INC.
                               SUPPLEMENTAL EXCESS
                            DEFINED CONTRIBUTION PLAN

         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the "Company") maintains the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan, as amended (hereinafter referred to as the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended, effective as of August 30, 2001, as follows:

         1. The first sentence of Section 5.1 of the Plan is hereby amended in its entirety to read as follows:

         Except as provided in Article X, the entire balance credited to a Participant's Matching, Supplemental Basic and Supplemental Post-Tax Accounts shall be available for distribution to such Participant or his Beneficiary as soon as practicable after termination of such Participant's employment with the Company or any of its Affiliates.

         2. Section 8.1 of the Plan is hereby amended in its entirety to read as follows:

                  The Company may amend, modify, suspend or terminate (individually or in the aggregate, a "Change") this Plan for any purpose or extend the Plan to any Affiliate by action of the Plans Administration Committee, except that: (i) no Change shall adversely affect any Participant who is receiving supplemental benefits under the Plan or whose Separate Accounts are credited with any contributions thereto, unless an equivalent benefit is otherwise provided under another plan or program sponsored by the Company or any of its subsidiaries; and (ii) following a Change in Control (as defined in Section 10.3 of this Plan), the terms and conditions of deferrals under the Plan may not be changed to the detriment of any Participant without such Participant's written consent.

         3. The Plan is hereby amended to add an Article X at the end thereof as follows:

                                    ARTICLE X

                                CHANGE IN CONTROL

                  10.1 Election. In connection with a Change in Control, the Committee may permit Participants to elect an immediate distribution or to defer the receipt of supplemental benefits otherwise receivable pursuant to the terms of the Plan, under such administrative policies as the Committee may establish under the Plan.

                  10.2 Payment. In the absence of a timely election by a Participant, such Participant's supplemental benefit shall be paid in accordance with Section 5.2 of the Plan.

                  10.3 Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (1) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                           (2) the following individuals cease for any reason to
                  constitute a majority of the number of directors then serving: individuals who, on August 30, 2001, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 30, 2001 or whose appointment, election or nomination for election was previously so approved or recommended; or

                           (3) there is consummated a merger or consolidation of
                  the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or
                  (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                           (4) the shareholders of the Company approve a plan of
                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  For purposes of this Section 10.3, "Affiliate" shall have the meaning set forth in Article I of the Plan; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; and "Person" shall have the meaning given in
         Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (v) any individual, entity or group whose ownership of securities of the Company is reported on Schedule 13G pursuant to Rule 13d-1 promulgated under the Exchange Act (but only for so long as such ownership is so reported).

Executed this 30th day of August, 2001.

                                        COOPER INDUSTRIES, INC.

                                        By /s/ David R. Sheil
                                           -------------------------------------
                                           Title: Senior Vice President,
                                                  Human Resources

                                 THIRD AMENDMENT
                                       TO
                             COOPER INDUSTRIES, INC.
                  SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN
                          (AUGUST 1, 1998 RESTATEMENT)

         WHEREAS, effective as of July 1, 1986, Cooper Industries, Inc. (hereinafter referred to as the "Company") established the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan for the benefit of a select group of management employees employed by the Company or a subsidiary thereof whose benefits under the Cooper Industries, Inc. Retirement Savings Plan and Stock Ownership Plan (formerly known as the Cooper Industries, Inc. Employees' Savings Plan) were limited by the provisions of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, effective as of August 1, 1998 the Plan was restated; and

         WHEREAS, the Plan has been amended subsequently on two occasions; and

         WHEREAS, the Company desires to again amend the Plan;

         NOW, THEREFORE, effective as of December 31, 2000, Section 2.1 of the Plan is hereby amended to provide as follows:

                            2.1      ELIGIBILITY TO PARTICIPATE. Any
                  select management and highly compensated employee of an Employer (i) whose Compensation exceeds the dollar amount set forth in Section 414(q)(1)(B)(i) of the Code, adjusted at the time and in the manner set forth in Section 415(d) of the Code (except that the base period shall be the calendar quarter ending September 30, 1996) and whose benefits under the Cooper Savings Plan are limited by the provisions of Sections 401(a)(17), 402(g), or 415 of the Code; or (ii) who
                  participates in the Cooper Deferral Plan as well as the Cooper Savings Plan, shall become a Participant in the Plan automatically upon meeting the criteria set forth in (i) or
                  (ii) above.

         Adopted April 1, 2001, and executed at Houston, Texas this 25th day of April, 2002.

                                    COOPER INDUSTRIES, INC.

                                    By:  /s/ David R. Sheil
                                        ----------------------------------------
                                        Title: Senior Vice President
                                               Human Resources